SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          SCHEDULE 14A INFORMATION

Proxy  Statement  Pursuant to Section 14 (a) of the  Securities  Exchange Act of
1934

Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:

/  / Preliminary Proxy Statement
/  / Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-16(e) (2) )
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                             AmBase Corporation
               (Name of Registrant as Specified in its Charter)

                             AmBase Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/  / $500 per each part to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
/  / Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined.):

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4) Proposed maximum aggregate value of transaction.

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5) Total fee paid:

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/ / Check box if any part of the fee is offset as provided by Exchange Rule 0-11
    (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

   1) Amount previously paid:  _________________________________________________
   2) Form, Schedule or Registration Statement No.  ____________________________
   3) Filing party:  ___________________________________________________________
   4) Date filed:  _____________________________________________________________

NOTICE OF
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

2001






















































                                                   AMBASE CORPORATION
                                                   51 Weaver Street, Building 2
                                                   Greenwich, CT 06831-5155

                         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 1, 2001


The 2001 Annual Meeting of Stockholders of AmBase Corporation (the "Company") will be held at the Cole Auditorium at the Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut, on Friday, June 1, 2001 at 9:00 a.m., Eastern Daylight Time, to consider and act upon the following matters:

      1. The election of one director to hold office for a three-year term expiring in 2004;

      2. the approval of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the year ending December 31, 2001;

and such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on Friday, April 20, 2001 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card in the prepaid envelope provided, as soon as possible, so your shares can be voted at the meeting in accordance with your instructions. Your vote is important no matter how many shares you own. If you plan to attend the meeting and wish to vote your shares personally, you may do so at any time before your proxy is voted. Your prompt cooperation is greatly appreciated.

All stockholders are cordially invited to attend the Annual Meeting.




                                                    By Order of the
                                                    Board of Directors



                                                    /s/ John P. Ferrara
                                                    -------------------------
                                                    John P. Ferrara
                                                    Secretary

                               AMBASE CORPORATION
                          51 WEAVER STREET, BUILDING 2
                            GREENWICH, CT 06831-5155


                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 1, 2001


                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AmBase Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Cole Auditorium at the Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut, at 9:00 a.m., Eastern Daylight Time, on Friday, June 1, 2001, and at any adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 20, 2001.

Shares represented by a duly executed proxy in the accompanying form received by the Company prior to the Annual Meeting will be voted at the meeting in accordance with instructions given by the stockholder in the proxy. Any stockholder granting a proxy may revoke it at any time before it is exercised by granting a proxy bearing a later date, by giving notice in writing to the Secretary of the Company or by voting in person at the meeting.

At the Annual Meeting, the stockholders will be asked (i) to re-elect Michael L. Quinn as a director of the Company to serve a three-year term ending in 2004, and (ii) to approve the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2001. The persons acting under the accompanying proxy have been designated by the Board of Directors and, unless contrary instructions are given, will vote the shares represented by the proxy (i) for the election of the nominee for the director named above and, (ii) for the approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

The close of business on Friday, April 20, 2001, has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only the holders of record of Common Stock at the close of business on April 20, 2001, are entitled to vote on the matters presented at the Annual Meeting. Each share of the Company's Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. As of April 1, 2001, the Company had 46,208,519 outstanding shares of Common Stock (excluding treasury stock). A plurality vote of the holders of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is required for the election of the director. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of PricewaterhouseCoopers LLP as independent accountants.

Abstentions, votes withheld and shares not voted, including broker non-votes, are not included in determining the number of votes cast for the approval of PricewaterhouseCoopers LLP as independent accountants. Abstentions, votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

PROPOSAL NO. 1 - ELECTION OF DIRECTOR

In accordance with the method of electing directors by class with terms expiring in different years, as required by the Company's Restated Certificate of Incorporation, one director will be elected at the Company's 2001 Annual Meeting of Stockholders to hold office until the Company's Annual Meeting of Stockholders for the year 2004. The director will serve until his successor shall be elected and shall qualify.

The person named below has been nominated for directorship. The nominee is a director now in office, and has indicated a willingness to accept re-election. It is intended that at the Annual Meeting the shares represented by the accompanying proxy will be voted for the election of this nominee unless contrary instructions are given. In the event that the nominee should become unavailable for election as a director at the time the Annual Meeting is held, shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee elected by the Board of Directors, unless contrary instructions are given or the Board by resolution shall have reduced the number of directors. The Board is not aware of any circumstances likely to render the nominee unavailable.

Information Concerning the Nominee for Election as Director

The name, age, principal occupation, other business affiliations, and certain other information concerning the nominee for election as a director of the Company is set forth below.

Michael L. Quinn, 54. Mr. Quinn has dedicated his career to the financial services and investment industry. He worked for Merrill Lynch & Co. ("Merrill") from 1983 to February 1999 in a wide array of senior management roles across the fixed income, equity and asset management divisions. His most recent position was as Vice Chairman at Merrill's Global Asset Management Division. He retired from Merrill on February 1, 1999, and has been actively involved in a private investment partnership (ECOM Partners) which finances and manages start up companies involved in e-commerce. Mr. Quinn was elected a director in May 1999. If elected, his term will expire in 2004.

Information Concerning Director(s) Continuing in Office

Certain information concerning the director(s) of the Company whose terms do not expire in 2001 is set forth below.

Richard A. Bianco, 53. Mr. Bianco was elected a director of the Company in January 1991, and has served as President and Chief Executive Officer of the Company since May 1991. On January 26, 1993, Mr. Bianco was elected Chairman of the Board of Directors of the Company. He served as Chairman, President and Chief Executive Officer of Carteret Savings Bank, FA ("Carteret"), then a subsidiary of the Company, from May 1991 to December 1992. His term will expire in 2002.

John B. Costello, 63. Mr. Costello spent twenty-five years in the transportation industry in which he founded and operated companies which were purchased by Ryder Systems, Inc. ("Ryder"). He served three years as President of United States Packing and Shipping Company, a subsidiary of Ryder. He has been a private investor since 1989. Mr. Costello was elected a director of the Company in August 1993. His term will expire in 2002.

Robert E. Long, 69. Mr. Long was elected a director of the Company in October 1995. Mr. Long is currently the Chief Executive Officer of Goodwyn, Long & Black Investment Management, Inc., a registered investment company and GLB Fund Management, Inc., a registered mutual fund management company. He has been the Chairman of Emerald City Radio Partners from 1997 to 2001. From 1991 to 1995, Mr. Long was President and CEO of Southern Starr Broadcasting Group, Inc. Prior to 1991, Mr. Long was President of Potomac Asset Management, Inc., a registered investment company. Mr. Long is a Chartered Financial Analyst and a graduate of George Washington University School of Law. In addition to his service as a director of AmBase, Mr. Long serves as a director of Allied Capital Corporation, CSC Scientific, Inc. and Advanced
Solutions International, Inc.  His term will expire in 2003.


The Company presently has four directors.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

Meetings and Attendance

During 2000, the Company's Board of Directors held 3 meetings. Matters were also addressed by unanimous written consent in accordance with Delaware law. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which they served.

Committees of the Board

The Board of Directors  currently has (i) an Accounting and Audit  Committee and
(ii) a Personnel Committee.

The Accounting and Audit Committee met 3 times during 2000. Matters were also addressed by unanimous written consent in accordance with Delaware law. The Accounting and Audit Committee currently consists of Robert E. Long,
Chairman,  John B. Costello and Michael L. Quinn.   Mr. Long, Mr. Costello and
Mr. Quinn are independent directors of the Company.

The principal functions of the Accounting and Audit Committee are to review, in conjunction with the Company's independent accountants, the accounting and auditing practices and procedures followed by the Company, its subsidiaries and their accountants, and to advise and consult with the Company's officers and make recommendations to the Board with respect to internal and external audit matters affecting the Company, including recommendation for the appointment of independent accountants of the Company. The functions and principal activities of the Accounting and Audit Committee are more fully described below under the heading Report of the Accounting and Audit Committee.

The Personnel Committee held 2 meetings in 2000. Matters were also addressed by unanimous written consent in accordance with Delaware law. The Personnel Committee currently consists of Mr. Costello, Chairman, Mr. Long and
Mr. Quinn. Mr. Costello, Mr. Long and Mr. Quinn are independent directors of the Company.

The principal functions of the Personnel Committee are to consider and recommend nominees for the Board, to oversee the performance and approve the remuneration of officers and senior employees of the Company and its subsidiaries and to oversee and approve the employee benefit and retirement plans of the Company and its subsidiaries. The Personnel Committee will consider stockholder recommendations for director, submitted in accordance with the Company's By-Laws.

The Company's By-Laws require that in the event a stockholder wishes to nominate a person for election as a director, advance notice must be given to the Secretary of the Company not less than 120 days in advance of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, a proposal shall be received by the Company a reasonable time before the solicitation is made, together with the name and address of the stockholder and of the person to be nominated; a representation that the stockholder is entitled to vote at the meeting and intends to appear in person or by proxy to make the nomination; a description of arrangements or understandings between the stockholder and others pursuant to which the nomination is to be made; such other information regarding the nominee as would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission (the "SEC"); and the consent of the nominee to serve as a director if elected.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the forms filed with the SEC and written representations received by the Company pursuant to the requirements of Section 16(a) of the Securities Exchange Act of 1934, the Company believes that, during 2000, there were no transactions which were not reported on a timely basis to the SEC, no late reports nor other failure to file a required form by any director or officer of the Company.

                         INDEPENDENT ACCOUNTANT MATTERS

Report of the Accounting and Audit Committee

During 2000, the Accounting and Audit Committee (the "Audit Committee") of the Board of Directors developed an Audit Committee charter for the Audit Committee, which was approved by the full Board of Directors. The complete text of the charter, is reproduced in Appendix A to this proxy statement.

As set forth in more detail in the charter, the primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the oversight of the following:

o financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;

o        the Company's systems of internal accounting and financial controls;
         and

o        the annual independent audit of the Company's financial statements.

The Audit Committee reviewed the Company's audited financial statements and met with both Company management and PricewaterhouseCoopers LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has received from and discussed with PricewaterhouseCoopers LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees". These items relate to that firm's independence from the Company. The Audit Committee also discussed with PricewaterhouseCoopers LLP any matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees".

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Audit Committee:    Robert E. Long, Chairman
                    John B. Costello
                    Michael L. Quinn


Audit Fees

Fees for the calendar year 2000 audit and the reviews of the Form 10-Q are $35,000. No other services were rendered by PricewaterhouseCoopers LLP during 2000.

                             EXECUTIVE COMPENSATION

The following table sets forth the total compensation earned by the Chief Executive Officer and each other executive officer of the Company and its subsidiaries (the "Named Executive Officers") for services rendered to the Company during the last three fiscal years:

                                             Summary Compensation Table
                                                                                       Long-Term
                                                                                      Compensation
                                              Annual Compensation                        Awards



                                                                   Other Annual     Stock Options          All Other
Name and Principal                  Salary         Bonus           Compensation        Granted           Compensation
Position                Year          ($)         ($) (1)             ($) (2)            (#)                ($) (3)
---------------------------------------------------------------------------------------------------------------------
Richard A. Bianco -     2000       $500,000     $1,000,000            $10,970          45,000               $ 9,485
Chairman, President     1999       $500,000     $1,000,000            $11,287          45,000               $10,025
and Chief Executive     1998       $500,000       $825,000            $10,989          45,000               $13,728
Officer of the
Company


John P. Ferrara -       2000       $100,000        $85,000            $  1,090         10,000               $ 5,915
Vice President, Chief   1999       $100,000        $60,000            $  1,166         10,000               $ 5,879
Financial Officer       1998        $95,000        $50,000            $  1,113          5,000               $ 4,521
& Controller
of the Company


(1) Amounts include bonuses earned for the years indicated and paid in the following fiscal year, consistent with past practice of the Company.

(2)     Other  Annual   Compensation  shown  above  includes   reimbursement  to
        designated  executive  officers for the income tax costs associated with their  participation in the long-term  disability plans and supplemental life insurance plans of the Company.  The aggregate  incremental cost to the Company for  perquisites  and other  personal  benefits paid to each
        named  executive  officer  (including,   depending  upon  the  executive
        officer,  supplemental life insurance benefits, other personal benefits, the use of Company provided  transportation  and  reimbursement  for tax services for Mr. Bianco) in each instance  aggregated  less than $50,000 or 10% of the total  annual  salary and bonus for each  Named  Executive
        Officer and, accordingly, is omitted from the table.

(3) Amounts included as All Other Compensation in 2000 include the following: The Company's contributions to the AmBase 401(k) Savings
        Plan, excluding employee earnings reductions: Mr. Bianco, $5,100 and Mr. Ferrara, $4,878; and costs associated with participation in the supplemental term life insurance plans of the Company: Mr. Bianco, $4,385 and Mr. Ferrara, $1,037.

                                        5


Stock Options/SAR Grants During 2000

The following table sets forth information concerning stock options granted during the year ended December 31, 2000 to the Named Executive Officers. The
Company does not have any outstanding SAR's.

                                                                                         Potential Realizable
                                                                                        Value at Assumed Annual
                                                                                         Rates of Stock Price
                                     Individual Grants                                Appreciation for Option Term
              ------------------------------------------------------------------------------------------------------------
              Number of Securities    Percent of
                   Underlying       Total Options/      Exercise or
                  Options/SARs      SARs Granted to     Base Price      Expiration
     Name          Granted (#)     Employees in Year     ($/Share)      Date                5%              10%
---------------------------------------------------------------------------------------------------------------------------
Richard A. Bianco    45,000               50%             $1.05       1/3/2005           $10,184          $21,933

John P. Ferrara      10,000               11%             $0.95       1/3/2010           $ 5,238          $12,902

Aggregate Option/SAR Values as of December 31, 2000

Both of the Named Executive Officers exercised stock options during 2000. The Company does not have any outstanding SARs. The following table sets forth information concerning the fiscal year-end value of unexercised options held by the Named Executive Officers on December 31, 2000 and the value realized upon exercise of stock options during 2000 as follows:


                                                              Number of Securities
                                                                  Underlying                   Value of Unexercised
                                                                  Unexercised                      In-the-Money
                                                                Options/SARs at                   Options/SARs at
                                                               December 31, 2000                 December 31, 2000
                                                             -------------------               --------------------
                    Number of
                 Shares Acquired
                Upon Exercise of     Value Realized
     Name            Option          Upon Exercise     Exercisable    Unexercisable       Exercisable       Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------

Richard A. Bianco    850,000           $654,000         67,500           67,500                 -                 -

John P. Ferrara        10,000          $  7,400         85,000           15,000            $  27,750              -


No awards under the long-term incentive plan were made to the Named Executive Officers in 2000, and there were no stock options previously awarded to any of the Named Executive Officers that were repriced during 2000.

Retirement Benefits

One current executive officer and two former officers of the Company are participants in the Supplemental Retirement Plan (the "Supplemental Plan"), an unfunded retirement plan under which benefit payments to participants are based on a varying percentage (historically ranging from 2.5% to 4%, determined on an individual basis by the Personnel Committee) of the participant's average base salary and bonus (averaged over the three years of credited service that will produce the highest average) multiplied by the number of years of the participant's credited service, up to 20 years, plus 1% of his or her average base salary and bonus multiplied by his or her years of credited service from 20 to 25 years, plus 0.5% of his or her average base salary and bonus multiplied by his or her years of credited service in excess of 25 years. Benefits vest after ten years of service although the Personnel Committee may waive or reduce the ten-year service requirement for individual participants. Upon the election of a vested participant whose employment has terminated after ten years of service or after a change in control of the Company, the actuarial equivalent of benefits will be paid in a lump-sum. Mr. Bianco is the only current executive officer of the Company who participates in the Supplemental Plan.

The following table presents, for representative periods of credited service, estimated annual benefits payable upon retirement at the normal retirement age of 60 (under the Supplemental Plan) to hypothetical vested participants in the Supplemental Plan, in the form of a ten-year certain and life annuity. For purposes of the Supplemental Plan, accrual has been assumed at the rate of 4% per year.

Assumed Final                                               Years of Credited Service
Average Earnings            15                   20                   25                30                   35
-------------------------------------------------------------------------------------------------------------------
$     125,000           $  75,000             $100,000             $106,250           $109,375             $112,500
      200,000             120,000              160,000              170,000            175,000              180,000
      400,000             240,000              320,000              340,000            350,000              360,000
      600,000             360,000              480,000              510,000            525,000              540,000
      800,000             480,000              640,000              680,000            700,000              720,000
    1,000,000             600,000              800,000              850,000            875,000              900,000
    1,200,000             720,000              960,000            1,020,000          1,050,000            1,080,000
    1,400,000             840,000            1,120,000            1,190,000          1,225,000            1,260,000
    1,600,000             960,000            1,280,000            1,360,000          1,400,000            1,440,000
    1,800,000           1,080,000            1,440,000            1,530,000          1,575,000            1,620,000
    2,000,000           1,200,000            1,600,000            1,700,000          1,750,000            1,800,000
    2,200,000           1,320,000            1,760,000            1,870,000          1,925,000            1,980,000

Years of credited service as of March 1, 2001, for the purposes of computing accrued benefits are: Mr. Bianco, 9.83 years. Mr. Bianco had no vested service in the AmBase Retirement Plan and received no payments in connection with the termination of the AmBase Retirement Plan. No other employee of the Company has credited service under the Supplemental Plan.

AmBase 401(k) Savings Plan and Retirement Benefits

The Company sponsors the AmBase 401(k) Savings Plan (the "Savings Plan"), which is a "Section 401(k) Plan" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). The Savings Plan permits eligible employees to make contributions of up to 15% of salary, which are matched by the Company at a percentage determined annually. The employer match is currently 100% of the first 3% of the employee's salary eligible for deferral. Employee contributions to the Savings Plan are invested at the employee's discretion, in various investment funds. The Company's matching contributions are invested in the same manner as the salary reduction contributions. All contributions are subject to maximum limitations contained in the Code.

                            COMPENSATION OF DIRECTORS

The annual fee to be paid to all directors who are not employees of or consultants to the Company is $7,500. The annual fees are payable in December, provided that a director who is not an employee of or consultant to the Company attends at least 75% of all meetings during the calendar year. In December 2000, Mr. Costello, Mr. Long and Mr. Quinn each received $7,500 for their services on the Board during 2000. In January 2001, Mr. Bianco received a stock option grant of 200,000 shares in his capacity as President and Chief Executive Officer. Pursuant to the Company's By-Laws, directors may be compensated for additional services for the Board of Directors or for any Committee at the request of the Chairman of the Board or the Chairman of any Committee. No additional fees were paid to outside directors in 2000.


Compensation Committee Interlocks and Insider Participation

The Personnel Committee of the Board of Directors is the committee whose functions are equivalent to those of a compensation committee. The Committee members during 2000 were John B. Costello, Chairman, Robert E. Long, and Michael L. Quinn. Mr. Costello, Mr. Long and Mr. Quinn are independent directors of the Company.

                              EMPLOYMENT CONTRACTS

An employment agreement, as amended, is in effect between Mr. Bianco and the Company which provides for him to serve as Chairman, President and Chief Executive Officer of the Company at an annual base salary of $625,000 through May 31, 2002. The employment agreement also provides for additional benefits, including his participation in various employee benefit plans, annual bonus eligibility, certain long-term disability benefits and the accrual of benefits under the Company's Supplemental Retirement Plan at 4% of his average base salary and bonus, and 100% vesting in his accrued benefits.

              PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Personnel Committee (the "Committee") is responsible for fixing compensation and other employee benefits for executive officers of the Company. The Committee's executive compensation philosophy is to provide competitive levels of compensation to its executive officers through a combination of base salary, incentive awards and equity in the Company. It is designed to reward above average corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified management.
Management compensation is intended to be set at levels that the Committee believes fairly reflect the challenges confronted by management.

Overview and Philosophy

The Committee believes that the objectives of executive compensation are to attract, motivate and retain the highest quality executives, align the interests of these executives with those of the Company's stockholders by encouraging stock ownership by executive officers to promote a proprietary interest in the Company's success and to provide incentives to achieve the Company's goals. In furtherance of these objectives, the Company's executive compensation policies are designed to focus the executive officers on the Company's goals. The Committee determines salary, bonuses and equity incentives based upon the performance of the individual executive officer and the Company.

Executive Officers and Chief Executive Officer Compensation

Base salaries for executive officers are determined initially by evaluating the responsibilities of the position, the experience of the individual and the competition in the marketplace for management talent, including companies confronting problems of the magnitude and complexity faced by the Company. Annual salary adjustments are determined by evaluating a number of factors. The most important factor is the performance of the executive, followed by the performance of the Company, any increased responsibilities assumed by the executive and the competition in the marketplace for similarly experienced executives. Salary adjustments are determined and normally made at twelve month intervals. Mr. Bianco, the Chief Executive Officer, received a salary adjustment of $125,000 as of January 1, 2001.

In January 2001, the Committee approved cash bonuses for officers and employees for 2000. Factors considered included performance of the executive, performance of the Company, total compensation level, the Company's financial position and other pertinent factors. This analysis is necessarily a subjective process which utilizes no specific weighting or formula with respect to the described factors in determining cash bonuses. Mr. Bianco was paid a bonus of $1,000,000 in recognition of his focused management of the Company's significant litigation, particularly the litigation settlement with Zurich SF Holdings, Inc. pursuant to which the Company received $8.2 million as well as other significant benefits, the Supervisory Goodwill litigation, his role in maintaining a controlled level of expenditures, and his role in pursuing several potential acquisitions.

The Company believes that its compensation programs, carefully mixing equity and cash incentives, will focus the efforts of the Company's executive officers on long-term growth for the benefit of the Company and its stockholders.

Personnel Committee:   John B. Costello, Chairman
                       Robert E. Long
                       Michael L. Quinn

                             STOCK PERFORMANCE GRAPH

The following graph compares the price performance of the Company's Common Stock for the past five years with the performance of the Standard & Poor's Financial Index and the Standard & Poor's 500 Stock Index (S&P 500). The Standard & Poor's Financial Index was selected because it includes companies similar in nature to the Company through most of the five year period. The stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.



                                                    Years Ending December 31


                         Base Period
    Company/Index            1995           1996         1997          1998          1999          2000
----------------------- --------------- ------------- ------------ ------------- ------------- -------------

AmBase                       100.00        597.83        852.17       560.87         204.35        128.26


S&P Financial Index          100.00        135.17        200.20       223.07         231.92        292.40


S&P 500 Index                100.00        122.96        163.98       210.85         255.21        231.98


                                 STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners

The following information is set forth with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, the Company's only class of voting securities, as of January 31, 2001 for Mr. Bianco, and as of February 15, 2001 for Mr. Haywood, pursuant to his Schedule 13G.

                                                     Amount and                               Percentage
Name and Address of                                  Nature of Beneficial                     of Common
Beneficial Owner                                     Ownership                                Stock Owned
---------------------------------------------------------------------------------------------------------------

Richard A. Bianco                                      9,814,500 (a)                             21.19%
Chairman, President and                                  (direct)
Chief Executive Officer
AmBase Corporation
51 Weaver Street, Bldg. 2
Greenwich, CT  06831-5155

Mr. George W. Haywood                                  4,089,500 (b)                              8.90%
642 Second Street
Brooklyn, NY  11215


(a) Includes the number of shares that could be purchased by the exercise of options as of January 31, 2001 or within 60 days thereafter, under the Company's Stock Option Plans.

 (b) On a Schedule 13G dated February 15, 2001, Mr. George Haywood reported that, as of February 15, 2001, he beneficially owned 4,089,500 shares of the Company's Common Stock.

Stock Ownership of Directors and Executive Officers

According to information furnished by each nominee, continuing director and executive officer included in the Summary Compensation Table, the number of shares of the Company's Common Stock beneficially owned by them as of January 31, 2001 was as follows:

                                                                       Amount                          Percentage
Name of Beneficial                                                  and Nature of                      of Common
Owner                                                          Beneficial Ownership(a)                Stock Owned
------------------------------------------------------------------------------------------------------------------

Richard A. Bianco....................................                  9,814,500  (b)                     21.97%
John B. Costello.....................................                     60,000                               *
John P. Ferrara......................................                    121,029  (b)                          *
Robert E. Long.......................................                      5,000                               *
Michael L. Quinn.....................................                    289,500                               *

All Directors and Officers as a group,
(5 persons) including those named above..............                 10,290,029                          22.17%

*   Represents less than 1% of Common Stock outstanding

(a) All of the named individuals have sole voting and investment power with respect to such shares.

(b) Includes 112,500 shares for Mr. Bianco and 95,000 shares for Mr. Ferrara that could be purchased by the exercise of stock options as of January 31, 2001 or within 60 days thereafter, under the Company's stock option plans.

                   PROPOSAL NO. 2 - APPOINTMENT OF ACCOUNTANTS

Based on the recommendation of the Accounting and Audit Committee, the Board of Directors is proposing that the stockholders approve the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the year ending December 31, 2001. The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its partners had any direct financial interest or any material indirect financial interest in the Company, or any of its subsidiaries, except as independent certified public accountants. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions from the stockholders.

Management   recommends   a   vote   FOR   approval   of  the   appointment   of
PricewaterhouseCoopers LLP.


                             ADDITIONAL INFORMATION

The Annual Report of the Company on Form 10-K, covering the fiscal year ended December 31, 2000, is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting.

Stockholders not receiving a copy of the Annual Report on Form 10-K may obtain one by contacting: American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, NY 10005, Attention: Stockholder Services, (800) 937-5449 or (718) 921-8200.

Any stockholder who wishes to submit a proposal for action to be included in the Proxy Statement for the Company's 2001 Annual Meeting of Stockholders must submit such proposal so that it is received by the Secretary of the Company by December 21, 2001.

The accompanying proxy is solicited by and on behalf of the Company's Board of Directors. The cost of such solicitation will be borne by the Company. In addition to solicitation by mail, regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person, or by telephone, facsimile or other electronic means. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such entities for reasonable out-of-pocket expenses incurred in connection therewith. The Company has engaged American Stock Transfer & Trust Company to assist in the tabulation of proxies.

If any matter not described in this Proxy Statement should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by that proxy in accordance with their best judgment unless a stockholder, by striking out the appropriate provision of the proxy, chooses to withhold authority to vote on such matters.

As of the date this Proxy Statement was printed, the directors knew of no other matters to be brought before the meeting.

All other stockholder inquiries, including requests for the following: (i) change of address; (ii) replacement of lost stock certificates; (iii) Common Stock name registration changes; (iv) Quarterly Reports on Form 10-Q; (v) Annual Reports on Form 10-K; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, Attention: Stockholder Services, (800) 937-5449 or (718) 921-8200.

In addition, the Company's public reports, including Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements, can be obtained through the Securities and Exchange Commission's EDGAR Database, over the World Wide Web at www.sec.gov.

                                                                  Appendix A
                          AMBASE CORPORATION
                       AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the oversight of the (i) financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof; (ii) the Company's systems of internal accounting and financial controls; and (iii) the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis, and shall be approved by the full Board annually, with a copy to be published in the proxy statement for the Annual Meeting of Shareholders at least once every three years.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD, as applicable.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

The Committee members, including the Chairperson, will be appointed by the Board of Directors annually.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. The Committee shall meet, at least annually to perform its responsibilities.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. The functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61 as amended.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 as amended; this review will occur prior to the Company's filing of the Form-10Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:

     o discuss with management and the outside auditors the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     o    request from the outside  auditors  annually,  a formal  written
          statement delineating  all   relationships   between  the  auditor
          and the Company consistent with Independence Standards Board Statement No. 1;

     o    discuss  with   management   and  outside   auditors  any  such
          disclosed relationships and their impact on the outside auditor's independence; and

     o recommend, if necessary, that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                             AMBASE CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
           TO BE HELD ON FRIDAY,JUNE 1, 2001 This Proxy is Solicited
                       on Behalf of the Board of Directors

The undersigned revoking all prior proxies, hereby appoints Richard A. Bianco and John P. Ferrara and each of them, with full power of substitution, as proxies to represent and vote, as designated on the reverse, all shares of Common Stock of AmBase Corporation (the "Company"), held or owned by the undersigned, at the Annual Meeting of Stockholders of the Company, to be held on Friday, June 1, 2001 at 9:00 a.m. Eastern Daylight Time, at the Cole Auditorium Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournment(s) or postponement(s) thereof, with all powers which the undersigned would possess if personally present, and in their discretion upon such other business as may properly come before the meeting or any adjourment(s) or postponement(s) thereof.

This proxy is given with authority to vote FOR Proposals (1) and (2), unless a contrary choice is specified.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

/X/ Please mark your vote as in this example.


Proposal (1) Election of Director.

Nominee:  Michael L. Quinn

[INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.]

                      FOR / / AGAINST / / ABSTAIN / /

Proposal (2)    Approval  of   Appointment  of   PricewaterhouseCoopers  LLP  as
Independent Accountants for the calendar year 2001.

                      FOR / / AGAINST / / ABSTAIN / /

THE PROXY WILL BE USED IN CONNECTION WITH THE PROPOSALS ABOVE AS SPECIFIED BY YOU. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE USED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS, FOR ALL PROPOSALS.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.


SIGNATURE ---------------------------  DATE ---------

SIGNATURE ---------------------------  DATE----------
                 IF HELD JOINTLY

NOTE: Please sign name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.